SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:                     [ ] Confidential, for Use of the
[ ]  Preliminary Proxy Statement                   Commission Only (as permitted
[X]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 9 Rule 240.14a-11(c) or 9 Rule 240.14a-12

                                    IPI, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2)
     of Schedule 14A 9 Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                    IPI, INC.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS


                                                          Minneapolis, Minnesota
                                                                   April 5, 1999

TO THE SHAREHOLDERS OF IPI, INC.:

         Notice is hereby given that the Annual Meeting of the Shareholders of IPI, Inc. will be held on May 10, 1999, at 2:00 p.m. at the IPI, Inc. corporate offices located at 15155 Technology Drive, Eden Prairie, Minnesota, for the following purposes:

         1. To elect six directors to serve until the next Annual Meeting of Shareholders;

         2. To ratify and appoint Arthur Andersen LLP as independent auditors for fiscal year 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors


                                         David A. Mahler
                                         SECRETARY




TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                    IPI, INC.
              15155 TECHNOLOGY DRIVE, EDEN PRAIRIE, MINNESOTA 55344

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 1999
                                 PROXY STATEMENT

        This Proxy Statement is furnished to the holders of Common Stock of IPI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use in connection with the 1999 Annual Meeting of the Shareholders to be held May 10, 1999, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will be mailed to the Shareholders on or about April 5, 1999.

        Shareholders of record at the close of business on March 24, 1999 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of March 24, 1999, the Company had 4,734,087 shares of its common stock, $.01 par value (the "Common Stock"), issued, outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of voting securities of the Company. Each holder of outstanding shares of the Common Stock is entitled to one vote per share on all matters being presented at the Annual Meeting. There is no cumulative voting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

        The enclosed proxy, when properly signed and returned to the Company, will be voted by the persons named therein at the Annual Meeting as directed therein. Proxies in which no designation is made with respect to the various matters of business to be transacted at the Annual Meeting will be voted for the nominees for directors as proposed herein; for the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the current year; and in the best judgment of the persons named in the proxy as to any other matters which may properly come before the Annual Meeting.

        A proxy may be revoked at any time prior to its being exercised at the Annual Meeting by written notification to the Secretary of the Company. Personal attendance at the Annual Meeting is not sufficient to revoke a proxy unless a written notice of proxy termination is filed with an officer of the Company at the Annual Meeting.

        The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. Some of the officers, directors and regular management employees of the Company may also solicit proxies on behalf of management in person or by facsimile transmission or telephone. No additional compensation will be paid to such persons therefor; however, any costs thereof will be borne by the Company. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Common Stock.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 24, 1999,
(i) by each person known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) by each of the directors and nominees for election to the Board of Directors of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below and (iv) by all directors and executive officers as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares listed.

                                                     Number of Shares            Percent of
      Name and Address                             Beneficially Owned(1)     Outstanding Shares(2)
      ----------------                             ---------------------     ---------------------
Jacobs Industries, Inc.                                 1,672,772                    35.33%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Irwin L. Jacobs (3)                                     1,672,772 (4)                35.33%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Dennis M. Mathisen (3)                                  1,601,044 (5)                33.82%
  903 North Third Street
  Minneapolis, MN 55401

Marshall Financial Group, Inc.                          1,592,044                    33.63%
  903 North Third Street
  Minneapolis, MN 55401

Daniel T. Lindsay (3)                                     394,771 (6)                 8.32%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Robert J. Sutter (3)                                       96,000                     2.00%
  15155 Technology Drive
  Eden Prairie, MN 55344

Dr. Kenneth J.  Roering (3)                                50,000                     1.06%
  University of Minnesota Dept. of Marketing
  3-140 Carlson School of Business
  321 19th Avenue South
  Minneapolis, MN 55455

David M. Engel                                             16,000 (7)                    *
  15155 Technology Drive
  Eden Prairie, MN 55344

Howard Grodnick (3)                                        24,600 (8)                    *
  901 Third Street North
  Minneapolis, MN 55401


                                       2



David C. Oswald                                            12,100                        *
  15155 Technology Drive
  Eden Prairie, MN 55344

Thomas C. Johnson                                           7,000                        *
  15155 Technology Drive
  Eden Prairie, MN 55344

All directors and officers as a group                   3,902,287                    80.03%
  (10 individuals)

 *   Less than one percent

(1) The table above contains options exercisable within 60 days of March 24, 1999 in the following amounts: Daniel T. Lindsay - 8,000 shares; Robert J. Sutter - 76,000 shares; David M. Engel - 12,000 shares; Howard Grodnick - 16,000 shares; David C. Oswald - 12,000 shares; Thomas C. Johnson - 6,000 shares, and all directors and executive officers as a group (ten persons) - 142,000 shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right to acquire them as of March 24, 1999 or within sixty days of such date are treated as outstanding when determining the percentage shown for a person or group, but are not treated as outstanding when determining the percentages shown for any other person or group.

(3) Currently a member of, and nominee for election to, the Board of Directors of the Company.

(4) Includes 1,672,772 shares owned by Jacobs Industries, Inc. Jacobs Industries, Inc. is owned by Irwin L. Jacobs (66.7%), James O. Pohlad (11.1%), Robert C. Pohlad (11.1%) and William M. Pohlad (11.1%). Mr. Jacobs disclaims beneficial ownership of the shares held by Jacobs Industries, Inc. in excess of his pro rata portion.

(5) Includes 1,592,044 shares held by Marshall Financial Group, Inc. which is owned 100% by Mr. Mathisen.

(6) Includes 49,271 shares held by Mr. Lindsay's wife, 5,000 shares held by Mr. Lindsay's adult son, and 5,000 shares held by Mr. Lindsay's minor son, all of which Mr. Lindsay disclaims beneficial interest.

(7) Includes 1,000 shares owned by Mr. Engel's wife, of which Mr. Engel disclaims beneficial interest.

(8) Includes 6,600 shares owned by Mr. Grodnick's wife, of which Mr. Grodnick disclaims beneficial interest.


                                CHANGE IN CONTROL

         On January 5, 1998, Jacobs Industries, Inc. ("JII") sold 1,608,500 shares (approximately 34%) of common stock, par value $.01 per share, of the Company ("Common Stock") to Marshall Financial Group, Inc. ("Marshall"), and certain affiliates of Marshall, pursuant to an Option Agreement, Security Agreement and Buy-Sell Agreement, dated May 28, 1997 (the "Agreement") for a purchase price per share of $4.20. In addition, concurrently with such sale, JII and Marshall each exercised an option agreement, on substantially the same terms, with Dorothy Galloway, wife of a former officer and director of the Company and the holder of approximately 6.7% of the Common Stock, for the purchase and sale of an aggregate of 158,544 shares of the Common Stock.

         The price for the shares purchased pursuant to each option agreement was paid one-half in cash on January 5, 1998 and one-half in a promissory note of the purchaser, due and payable January 5, 1999 and bearing interest (payable quarterly) at 1% per annum in excess of the prime rate in effect from time to time at U.S. Bancorp. A portion of the shares purchased pursuant to the three option agreements were pledged to the seller to secure the respective promissory notes. The notes were paid in full in January, 1999.

         Concurrent with the January 5, 1998 transaction, Ms. Galloway sold her remaining 158,543 shares (approximately 3.3%) of Common Stock, for all cash at a per share price of $4.00, to Marshall, JII, their affiliates or affiliates of the Company. As a result of these transactions, such persons own the shares described in the Section "Security Ownership of Certain Beneficial Owners and Management."

         Pursuant to the Agreement, JII and Marshall have entered into a buy-sell agreement, pursuant to which upon specified notice either party has the right to purchase certain shares owned by the other party, or to require the other party to purchase certain of its shares. The buy-sell agreement terminates upon mutual agreement of JII and Marshall. JII owns 1,672,772 shares subject to the buy-sell agreement, and Marshall owns 1,592,044 shares subject to the buy-sell agreement.


                       PROPOSAL ONE: ELECTION OF DIRECTORS

        The number of members of the Board of Directors is currently six. All of the nominees below were elected to the Board at the last Annual Meeting and all are currently serving as directors of the Company. Dr. Roering resigned from the Board on September 22, 1998, and was re-elected to the Board in December 1998. Under Minnesota law, as well as the Company's Articles of Incorporation and Bylaws, directors elected to fill vacancies serve only until the next annual meeting of shareholders.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The affirmative vote of a majority of the outstanding shares of the Common Stock is necessary to elect each nominee. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

         Certain biographical information furnished by the Company's Board of Directors is set forth below.


        NAME, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND SELECTED
             OTHER INFORMATION CONCERNING THE DIRECTORS AND NOMINEES

         ROBERT J. SUTTER, 55, was elected President and Chairman of the Board of Directors of the Company in March 1994. Since September 1995, Mr. Sutter has also served as CEO of the Company and as CEO of Insty-Prints, Inc. Mr. Sutter is currently on the Board of Directors of Integrated Network Technologies, Inc. From August 1991 to March 1994, Mr. Sutter was President of Minstar, Inc. and President and Chief Executive Officer of its subsidiary, Genmar Industries, Inc., a leading recreational power boat manufacturer. From 1989 to August 1991, Mr. Sutter was Senior Vice President of Operations of Jacobs Management Corporation. Prior to 1989, Mr. Sutter was President of the Sports Products Group of Minstar, Inc.

         IRWIN L. JACOBS, 57, was elected a Director in March 1997. Mr. Jacobs is Chairman of the Board of Genmar Holdings, Inc. a leading recreational power boat manufacturer. Mr. Jacobs has also served as: Chairman and President of Jacobs Industries, Inc., a holding company (since 1977); President and a director of Jacobs Management Corporation, a management services company (since
1981); Chairman of Watkins, a company engaged in direct marketing of household and health products (since 1978); Chairman of Jacobs Trading Company, a company engaged in wholesale and retail sale of close-out merchandise (since 1989); President and Chief Executive Officer of Jacobs Investors, Inc., a management services company and of IMR General, Inc., which is the general partner of IMR Management Partners, L.P., the general partner of the IMR Fund, L.P., an equity investment fund partnership (since 1990). Mr. Jacobs is the father-in-law of Howard Grodnick.

         DANIEL T. LINDSAY, 54, was elected a Director in March 1997. Mr. Lindsay has served as: a director of Genmar Holdings, Inc., a leading recreational power boat manufacturer since 1994; Secretary and a director of Jacobs Industries, Inc. (since 1977); Secretary and a director of Watkins (since
1979); Secretary and a director of Jacobs Management Corporation (since 1981); and Secretary and a director of Jacobs Investors, Inc. and IMR General, Inc., a limited partner in IMR Management L.P., the general partner of IMR Fund, L.P. (since 1992).

         HOWARD GRODNICK, 37, was elected a Director in March 1994. From 1990 to the present, Mr. Grodnick has been Vice President of Sales of Jacobs Trading Co., a business that purchases and sells close-out and discontinued merchandise, excess inventories and bankruptcy assets. From 1986 to 1990, Mr. Grodnick was a manufacturers representative for various lines of fashion apparel. Mr. Grodnick is the son-in-law of Irwin Jacobs.

         DENNIS M. MATHISEN, 59, was elected a Director in December 1997. Mr. Mathisen is the Chairman of the Board of Governors of Marshall Ventures, LLC, and Chief Executive Officer of Marshall Financial Partners, L.P. Mr. Mathisen is President and 100% owner of Marshall Financial Group, Inc., and most recently was President, Chairman of the Board and Chief Executive officer of Mountain Parks Financial Corp. Mr. Mathisen is currently on the Board of Directors of Community First Bancshares, Inc. and Sheldahl, Inc. In 1977, he became associated with Irwin L. Jacobs and related companies, where he served until December 1988, principally as Executive Vice President of Jacobs Management Corporation.

         DR. KENNETH J. ROERING, 56, was elected a Director in December 1998, to fill a vacancy on the Company's board of Directors. Dr. Roering is the Pillsbury Company - Paul S. Gerot Chair in Marketing and Professor of marketing in the Carlson School of Management at the University of Minnesota. He is currently on the Board of Directors of ArcticCat Inc., TSI Inc., Sheldahl, Inc. and Transport Corporation of America, Inc. Dr. Roering also serves as the Chief Marketing Strategist of Marshall Financial Partners, L.P., and is an employee of Marshall Financial Group, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Directors who are employees of the Company do not receive any additional compensation for service as directors. Each non-employee director is solely compensated under the 1994 Non-Employee Directors' Stock Option Plan, except for Messrs. Jacobs and Mathisen who chose not to accept any options under the Plan.

         The Board of Directors has established two Board committees, an Audit Committee and a Compensation Committee. In December 1997, the Board elected Messrs. Lindsay, Grodnick and Roering to serve on both the Audit and Compensation Committees. The Company does not have a nominating committee.

         The Audit Committee met once during fiscal 1998. The Audit Committee is authorized to recommend to the Company's Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and to review the planned scope of the annual external audit, the independent accountants' report to management and management's responses thereto. The Compensation Committee met one time during fiscal 1998. The Compensation Committee is authorized to establish remuneration levels for Executive Officers, review the performance of the Chief Executive Officer, review management organization and development, review significant non-equity based employee benefit and executive compensation programs and establish and administer equity-based executive compensation programs.

         There were three meetings of the Board of Directors during fiscal 1998. Each director attended 100% of the meetings of the Board and committees on which they served, except Mr. Jacobs & Dr. Roering who each missed one meeting.


                        EXECUTIVE OFFICERS OF THE COMPANY

         DAVID M. ENGEL, 51, was elected Chief Financial Officer of IPI, Inc. on March 17, 1995 and has been Vice President - Finance, Chief Financial Officer of Insty-Prints since January 1995. From January 1993 to January 1995, Mr. Engel was President and Chief Operating Officer of Mac Birdie Golf Gifts, Inc., a Minnesota corporation and franchisor of retail shops selling golf accessories and related items. From January 1978 to January 1993, Mr. Engel was employed by Farm Credit Bank of St. Paul, Minnesota with his most recent position being that of Senior Vice President - Finance.

         DAVID A. MAHLER, 42, was elected Secretary of the Company in March 1994. He also served as Chief Financial Officer of the Company from March 1994 to March 17, 1995. Mr. Mahler has been Treasurer of Insty-Prints since September 1989. He has been Vice President and Treasurer of Jacobs Management Corporation since 1985 and also currently serves as an officer for several other companies affiliated with Jacobs Management Corporation. Mr. Mahler spends approximately 20% of his time working for the Company.

         DAVID C. OSWALD, 44, was elected Vice President of the Company and Executive Vice President of Insty-Prints, Inc. in December 1997. Prior to that he was Vice President-Development of Insty-Prints since October 1993. Mr. Oswald was an independent consultant in the quick printing industry from February 1993 to October 1993. From July 1989 through January 1993, Mr. Oswald was Director of Franchise Development for AlphaGraphics, Inc., a national quick print franchisor. From March 1988 to June 1989, Mr. Oswald was Vice President of Franchise Development for CopyMat, Inc., a regional quick print franchisor.

         THOMAS C. JOHNSON, 54, was elected Vice President-Marketing of Insty-Prints, Inc. on April 1, 1997. Mr. Johnson owned and operated an Insty-Prints franchise from June 1985 to March 1997 in Bloomington, Minnesota. From April 1975 to May 1985 Mr. Johnson was employed by Telex Communications, Inc. a worldwide manufacturer and distributor of electronic recording and communications devices. While at Telex, Inc. Mr. Johnson held several positions in sales and marketing management.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the Company's most highly paid executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executives").

                                                                                   Long Term Compensation
                                              Annual Compensation                          Awards
                                   ----------------------------------------   -------------------------------
                                                              Other           Securities
Name and                                                      Annual          Underlying        All Other
Principal                                                     Compen-         Options           Compen-
Position                   Year    Salary ($)    Bonus ($)    sation ($)(1)   (#)(2)            sation ($)(3)
------------------------   ----    ----------    ---------    -------------   --------------    -------------
Robert J. Sutter           1998     205,300       109,750         528                 --           2,500
  PRESIDENT & CHIEF        1997     207,800       103,000         527                 --           2,375
  EXECUTIVE OFFICER        1996     190,483        50,000         288             60,000             -0-

David C. Oswald            1998      94,182        43,000         364                 --           1,110
 VICE PRESIDENT            1997      83,324        41,700         164             10,000           1,532
                           1996      75,600        32,680         145                 --             788

David M. Engel             1998      69,382        34,250         235                 --           1,544
 CHIEF FINANCIAL           1997      69,167        35,400         112             10,000           1,458
 OFFICER                   1996      59,750        28,000         101                 --           1,249

Thomas C. Johnson          1998      83,266        34,950         308             10,000           1,773
                           1997      60,333        28,000         158             10,000



(1)      Represents amounts paid for life insurance.

(2) Represents options granted to purchase shares of common stock of the Company.

(3) The amount represents the Company contribution for its 401(k) Plan for the individual.

                    STOCK OPTION GRANTS AND EXERCISES TABLES

            The following tables summarize stock option grants and exercises during fiscal 1998 to or by the Named Executives. Although the Company's 1994 Long Term Incentive Plan allows the granting of SARs, no SARs were granted or exercised during fiscal 1998.

                          OPTION GRANTS IN FISCAL 1998

                                                       Individual Grants
                          --------------------------------------------------------------------------
                                Number of
                          Securities Underlying     % of total Options     Exercise or
                             Options Granted       Granted to Employees    Base Price     Expiration
Name                              (#)(1)              in Fiscal 1998        ($/Sh)(2)        Date
-----------------------   ---------------------       --------------        ---------        ----
Robert J. Sutter                   -0-                      -0-                --             --

David M. Engel                     -0-                      -0-                --             --

David C. Oswald                    -0-                      -0-                --             --

Thomas C. Johnson                10,000                    45.4%              4.00         12/18/07

(1) Each stock option granted has a ten-year term. The options granted vest and become exercisable over five years in equal installment.

(2) All stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, which was the closing price of the Common Stock as reported on the Nasdaq SmallCap Market on such date.

                 AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND
                       OPTION VALUES AT END OF FISCAL 1998

                                                                      Number of                   Value of
                                                                Securities Underlying            Unexercised
                                                                 Unexercised Options        In-the-Money Options
                              Shares                          at November 30, 1998 (#)   at November 30, 1998($)(1)
                            Acquired on          Value              Exercisable/                Exercisable/
Name                       Exercise (#)     Realized ($)(1)         Unexercisable               Unexercisable
----------------------     ------------     ---------------         -------------               -------------
Robert J. Sutter              -0-            -0-                 64,000/46,000                    -0-/-0-

David M. Engel                -0-            -0-                   8,000/12,000                   -0-/-0-

David C. Oswald               -0-            -0-                  10,000/10,000                   -0-/-0-

Thomas C. Johnson             -0-            -0-                   2,000/18,000                   -0-/-0-

(1) "Value" has been determined based upon the difference between the per share option exercise price and the market value of the Common Stock at the date exercised or November 30, 1998.

                              CERTAIN TRANSACTIONS

MANAGEMENT AGREEMENT WITH JACOBS MANAGEMENT CORPORATION

         IPI, Inc. and Insty-Prints, Inc. have each entered into separate, but substantially identical, one year Management Services Agreements (collectively, the "Management Agreements") with Jacobs Management Corporation, an affiliate of the Company, each effective as of December 1, 1998. The Management Agreements are renewable for two additional one year terms, unless the parties otherwise agree. Accordingly, the Agreements are in effect until December 1, 2000. Jacobs Management Corporation is owned approximately 68% by Irwin L. Jacobs and 32% by Daniel T. Lindsay.

         Pursuant to the Management Agreements, each of IPI, Inc. and Insty-Prints, Inc. has engaged Jacobs Management Corporation to provide managerial and advisory services to both companies when required, including services with respect to general management, financial management, general accounting, marketing and sales assistance, insurance, tax matters, and personnel administration and public relations. The Management Agreements provide that Jacobs Management Corporation shall make available upon request qualified personnel to assist the Company and that Jacobs Management Corporation personnel shall monitor, examine and review the operations of the Company on a regular basis.

         For the services rendered under the Management Agreements and predecessor agreements, Jacobs Management Corporation received an annual management fee of $55,000, payable over twelve months, from IPI, Inc. and $20,000 from Insty-Prints, Inc. in fiscal 1998, 1997 and 1996. David A. Mahler, Secretary, who is an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1996, 1997, or 1998, but was compensated by Jacobs Management Corporation.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and all persons who beneficially own more than ten percent of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Officers, directors and greater than ten percent beneficial owners are also required to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended November 30, 1998, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners were satisfied.

       PROPOSAL TWO: RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS

         Arthur Andersen LLP were the auditors for the fiscal year ended November 30, 1998, and the Company has selected them as auditors for the fiscal year ending November 30, 1999. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from Shareholders during the meeting.

VOTE REQUIRED
         If a quorum is present and voting, the affirmative vote of a majority of the votes cast for the ratification and appointment of the independent auditors will be required to ratify and appoint the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPOINTMENT OF THE INDEPENDENT AUDITORS.

                              SHAREHOLDER PROPOSALS

         Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Company 2000 Annual Meeting of Shareholders is expected to be held on or about May 10, 2000, proxy materials for that meeting are expected to be mailed on or about April 5, 2000. Under SEC Rule 14a-8, shareholder proposals to be included in the Company proxy statement for that meeting must be received by the Company on or before January 11, 2000.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         To the extent that information contained in the Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.

                                  ANNUAL REPORT

         An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended November 30, 1998 accompanies this Notice of Annual Meeting and proxy solicitation material.

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                              By Order of the Board of Directors,


                              David A. Mahler, SECRETARY

                                    IPI, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                           IPI, Inc. Corporate Offices
                             15155 Technology Drive
                             Eden Prairie, Minnesota

                              MONDAY, MAY 10, 1999
                                    2:00 P.M.












IPI, Inc.
15155 Technology Drive
Eden Prairie, MN 55344                                                     PROXY
--------------------------------------------------------------------------------

The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the Shareholders of IPI, Inc. to be held on Monday, May 10, 1999 at 2:00 p.m., at the principal offices of IPI, Inc. located at 15155 Technology Drive, Eden Prairie, Minnesota, hereby appoints Robert J. Sutter as proxy, with full power of substitution and revocation, to vote for the undersigned and in the name of the undersigned all shares of common stock of IPI, Inc. of the undersigned, as if the undersigned were personally present and voting at said Annual Meeting, and all adjournments or postponements thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the stockholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors named herein and FOR the other proposals.




                      SEE REVERSE FOR VOTING INSTRUCTIONS.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided.














                            -- PLEASE DETACH HERE --




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   Election of directors:  01  Robert J. Sutter        04  Irwin L. Jacobs
                             02  Dennis M. Mathisen      05  Daniel T. Lindsay
                             03  Dr. Kenneth J. Roering  06  Howard Grodnick

                                  [ ] Vote FOR       [ ] Vote WITHHELD
                                      all nominees       from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDICATED NOMINEE,      _______________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S)  |                                       |
IN THE BOX PROVIDED TO THE RIGHT.)     |_______________________________________|

2.   Ratification and appointment of
     Arthur Andersen LLP as independent
     auditors for the fiscal year 1999.  [ ] For     [ ] Against     [ ] Abstain

3.   In their discretion, the proxies are
     authorized to transact such other
     business as may properly come before
     the meeting and any adjournments or
     postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]
Indicate changes below:                      Date ______________________

                                        _______________________________________
                                       |                                       |
                                       |_______________________________________|
                                        Signature(s) in Box

                                        Shareholder must sign exactly as the
                                        name appears at left. When signed as a
                                        corporate officer, executor,
                                        administrator, trustee, guardian, etc.
                                        please give full title as such. Both
                                        joint tenants must sign.